EXHIBIT 10.32

                     BUSINESS CONSULTANT SERVICES AGREEMENT
                     --------------------------------------

         This Agreement (this "Agreement") is entered into and effective as of May 2, 2006 (the "Effective Date") by and between BigString Corporation, a corporation incorporated under the laws of the State of Delaware, having its principal office at 3 Harding Road, Suite F, Red Bank, New Jersey 07701 (the "Company"), and Lifeline Industries, Inc., having its principal place of business at 1640 Anderson Avenue, Suite C, Fort Lee, New Jersey 07024 (the "Consultant").

                                    RECITALS:

         WHEREAS, the parties are entering into this Agreement to set forth and confirm their respective rights and obligations with respect to the retention of the Consultant by the Company;

         NOW, THEREFORE, in consideration of the mutual covenants herein described, the parties hereto mutually agree as follows:

         1. SCOPE OF SERVICES TO BE PROVIDED. The Company hereby retains the Consultant to provide from its office at the address specified above, or such other location as is chosen by the Consultant, general business consulting services regarding all aspects of the Company's business, including, but not limited to, management, accounting, product development, product enhancement, marketing, sales, advertising, employment of others, day-to-day operations, business development, business growth, and general business and administrative procedures and processes (the "Services"). The Consultant has advised the Company that tax and/or legal advice is specifically excluded from the scope of the Services the Consultant will provide to the Company under this Agreement. The Consultant will not, without specific approval of the Company's President and Chief Executive Officer, contractually obligate the Company to do or refrain from any act.

         2. DUTIES. The Consultant hereby agrees to devote sufficient business time, attention, skills and efforts to the provision of the Services to be provided hereunder as may be mutually agreed upon by the parties from time to time. Notwithstanding the foregoing, the Company acknowledges that the Consultant has other business interests and hereby consents to the continuation of those interests and relationships.

         3. TERM. The term of this Agreement will commence on the Effective Date and continue for a period of three (3) years from the Effective Date.

         4. COMPENSATION.

            4.1 Issuance of the Company's Common Stock and Warrants to Purchase Shares of the Company's Common Stock. Contemporaneously with the execution of this Agreement by the parties hereto, the Company shall issue to the Consultant 1,250,000 shares (the "Shares") of the Company's common stock, par value $.0001 per share ("Common Stock"), and grant to the Consultant a fully-vested Warrant to purchase 225,000 shares of Common Stock at an exercise price of $.48 per share ("Warrant 1"). A copy of the form of Warrant 1 is annexed hereto as Appendix A. In addition, contemporaneously with the execution of this Agreement by the parties hereto, the Company shall grant to the Consultant a fully-vested Warrant to purchase 225,000 shares of Common Stock at an exercise price of $1.00 per share ("Warrant 2"). A copy of the form of Warrant 2 is annexed hereto as Appendix B. Warrant 1 and Warrant 2 are sometimes collectively referred to herein as the "Warrants."

            4.2 Other Business Services. This Agreement covers a vast array of management and other business advisory services. In the event that the Consultant introduces the Company to one or more persons or entities that result in increased revenues, decreased expenses and/or other benefits to the Company, the parties will mutually agree upon the consideration to be paid to the Consultant pursuant to a separate agreement.

         5. INVESTMENT.

            5.1 Accredited Investor. The Consultant hereby represents that it is an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act")).

            5.2 Investor Intent. The Consultant is acquiring the Shares and the Warrants for its own account, for investment and not with a view to, or for resale in connection with, any distribution thereof, nor with any present intention of distributing or reselling the same or any part thereof in any transactions that would be in violation of the Securities Act of or any state securities or "blue-sky" laws.

            5.3 Restricted Securities. The Consultant understands that (a) neither the Shares nor the Warrants currently are registered under the Securities Act or any state securities or "blue-sky" laws and have been issued in a transaction exempt from the registration requirements of the Securities Act or any state securities or "blue-sky" laws, (b) the Shares and the Warrants must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or any state securities or "blue-sky" laws or is exempt from such registration, and (c) the certificate(s) evidencing the Shares and the Warrants will be imprinted with a legend that prohibits the transfer unless they are registered or such registration is not required.

            5.4 Rule 144. The Consultant understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such person) promulgated under the Securities Act ("Rule 144") depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances and only in limited amounts.

            5.5 Access to Information; Experience. The Consultant has been furnished with or has had access during the course of this transaction and prior to the issuance of the Shares and the Warrants to all information necessary to enable the Consultant to evaluate the merits and risks of a prospective investment in the Company and the Consultant has had an opportunity to discuss with representatives of the Company the business and financial affairs of the Company and the terms and conditions of the investment and to obtain such additional information, to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information to which the Consultant has had access and all questions raised by the Consultant have been answered to the full satisfaction of the Consultant. The Consultant has conducted its own investigation and analysis of the Company's business. The Consultant has substantial experience in evaluating and investing in private placement transactions  of  securities  in companies  similar to

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

the Company so that it is capable of evaluating the merits and the risks of its investment in the Company and has the capacity to protect its own interests in making its investment in the Company.

            5.6 Speculative Investment. The Consultant understands that the Company has a limited financial and operating history, that the Shares and the Warrants are speculative investments which involve a high degree of financial risk, and that there is no assurance of any economic, income or tax benefit from such investments.

         6. TRANSFER OF SECURITIES.

            6.1 Restrictions on Transfer. The Consultant acknowledges that the Shares received hereunder have not been registered under the Securities Act, that such shares are being or will be issued pursuant to an exemption from registration under the Securities Act and that such shares constitute "restricted securities" under Rule 144. Accordingly, the Shares held by the Consultant shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (each, a "Transfer") except upon the conditions specified in this Section 6.1 or Section 6.4 (which provides for certain additional restrictions on transfer), which conditions are intended to ensure compliance with the provisions of the Securities Act and this Agreement.

            6.2 Restrictive Legend. Each certificate for the Shares held by the Consultant and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections 6.3 and 6.4) be stamped or otherwise imprinted with a legend in substantially the following form:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT
            PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

            6.3 Notice of Transfer. The Consultant agrees, prior to any Transfer of the Shares to give written notice to the Company of the Consultant's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 6. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by the written opinion, addressed to the Company, of counsel for the holder of such shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company), the proposed Transfer does not involve any transaction requiring registration or qualification of such shares under the Securities Act or the securities or blue sky laws of any relevant state of the United States. The Consultant shall thereupon be entitled to Transfer such shares in accordance with the terms of the notice delivered by it to the Company. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Shares (and each certificate or other instrument evidencing any untransferred balance of such Shares) shall bear the legend set forth in Section 6.2 unless, (i) in the opinion of counsel to the holder of such Common Stock, registration of any future Transfer is not required by the applicable provisions of the Securities Act and applicable state securities laws, or (ii) the Company shall have waived the requirement of such legends. The Consultant shall not Transfer any Shares until such opinion of counsel has been given (unless waived by the Company or unless such opinion is not required in accordance with the provisions of this
Section 6).

            6.4 Removal of Legends, Etc. Notwithstanding the foregoing provisions of this Section 6, the restrictions imposed by this Section 6 upon the transferability of any Shares held by the Consultant shall cease and terminate when (a) any such Shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by Section 6.3 and, pursuant to Section 6.3, the securities so transferred are not required to bear the legend set forth in Section 6.2, or (b) the holder of such Shares has received an opinion of counsel stating that such holder has met the requirements for Transfer of the Common Stock pursuant to subparagraph (k) of Rule 144. Whenever the restrictions imposed by this Section 6 shall terminate, as herein provided, the Consultant shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 6.2 and not containing any other reference to the restrictions imposed by this Section 6.

         7. REGISTRATION RIGHTS. The Company will include for registration the Shares and the shares of Common Stock underlying the Warrants in the first registration statement filed by the Company with the Securities and Exchange Commission after the date of this Agreement which is filed for use by other investors in the Company, other than a registration statement on Form S-8.

         8. EXPENSES. The Company will promptly reimburse the Consultant in accordance with the Company's policies and practices for all expenses reasonably incurred by the Consultant in performance of the Consultant's duties under this Agreement. All expenses shall be pre-approved in writing by the Company.

         9. TERMINATION. The Company may terminate this Agreement at anytime with five (5) days prior written notice. If terminated, the Consultant shall retain the Shares and Warrants 1 and 2, and all reimbursable expenses shall be paid immediately by the Company.

         10. PRESERVATION OF CERTAIN PROVISIONS. Notwithstanding any of the other provisions of this Agreement to the contrary, Sections 5 through 16 hereof shall survive the termination of this Agreement as necessary to give full enforcement of all of the provisions of this Agreement.

         11. AGENCY. It is understood and agreed that the Consultant is an independent contractor in respect to the Consultant's relationship to the Company, and that neither the Consultant nor any of its representatives should be considered an agent or employee of the

Company for any purpose. The Consultant agrees not to represent itself as an agent or employee of the Company at any time.

         Nothing in this Agreement will be construed or implied to create a relationship of partners, agency, joint venturers, or of employer and employee between the Consultant, or any of its representatives, and the Company.

         12. INDEPENDENT CONTRACTOR STATUS. The Consultant will have full control and discretion as to the ways and means of performing any and all of the Services to be provided under this Agreement. It is understood by the parties that in the performance of this Agreement, none of the representatives of the Consultant is in any way acting as an employee of the Company and at all times shall be acting as an independent contractor. The Company shall not pay any contribution to social security, unemployment insurance or federal or state withholding taxes, nor provide any other contributions or benefits which might be expected in an employer/employee relationship. The Consultant agrees to report and pay any contributions for taxes, unemployment insurance, social security and any other costs applicable to it or its representatives.

         As an independent contractor, the Consultant agrees that the Company has no obligation under the state or federal laws regarding employee liability, and that the Company's total commitment and liability under this arrangement is limited to the performance and the compensation described herein.

         13. CONFIDENTIAL INFORMATION. The Consultant recognizes and acknowledges it will have access to certain information of the Company which is confidential, including, but not limited to, financial, personnel, sales, scientific, technical and other information regarding formulas, patterns, compilations, programs, devices, methods, techniques, operations, trade secrets, plans and processes that are owned by or licensed to the Company, and that such information constitutes the Company's "Confidential Information."

         The Consultant agrees that the Company has a legitimate interest in protecting the Confidential Information. The parties agree that the Company is entitled to protection of its interests and the Consultant shall at no time, either during or subsequent to the term of this Agreement, disclose to others any Confidential Information without the prior consent of the Company, and the Consultant agrees to execute a Confidentiality/Non-Disclosure Agreement if so requested by the Company.

         The Company will own any and all Confidential Information, inventions or other proprietary rights created or discovered by the Consultant in connection with the Consultant's performance of its duties under this Agreement. The Consultant agrees to cooperate with Company in executing any documents necessary to convey or establish title in such Confidential Information, inventions or other proprietary rights to the Company.

         The Consultant specifically agrees that it will not misuse, misappropriate, or disclose in writing, orally, or by electronic means, any trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of this Agreement, or at any other time thereafter, except as is (a) required in the course of the Consultant's engagement, and (b) pre-approved by the Company.

         The Consultant acknowledges and agrees that the sale or unauthorized use or disclosure in writing, orally or by electronic means, of any of the Company's trade secrets obtained by the Consultant during the course of the Consultant's engagement under this Agreement, including information concerning the Company's actual or potential work, services or products, or that any such work, services or products are planned, under consideration or in production, as well as any descriptions thereof, constitute unfair competition. The Consultant promises and agrees not to engage in any unfair competition with the Company, either during the term of this Agreement or at any time thereafter.

         The  restrictions   against   disclosure  and/or  use  of  Confidential
Information does not apply to information which the Consultant can demonstrate was at the time of the execution of this Agreement:

         (a)      in the public domain; or

         (b)      part of the Consultant's prior knowledge; or

         (c)      learned   from  a  third   party   without  the  breach  of  a
                  confidential relationship between the third party and the Company.

         The Consultant agrees that all files, records, documents, drawings, specifications, equipment, software and similar items, whether maintained in hard copy or in electronic form, relating to the Company's business, whether prepared by the Consultant or others, are and will remain exclusively the property of the Company and that they will not be removed from the Company's premises or, if kept in electronic form, from the Company's computer systems, without the express prior written consent of the Company's President and Chief Executive Officer.

         14. DELIVERY OF DOCUMENTS UPON TERMINATION. The Consultant shall deliver to the Company at the termination of its services copies of all of the Company documents, materials and information in its possession at time of termination.

         15. INDEMNIFICATION. The Company shall indemnify, defend and hold harmless the Consultant and its officers, directors, employees and representatives from and against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, reasonable attorney's fees and costs, that the Consultant or any of its officers, directors, employees or representatives shall incur or suffer, which arise out of, result from, or relate to the performance by the Consultant of the Services to be provided hereunder or in any way relate to this Agreement; provided, however, that the Company shall not be required to indemnify the Consultant or any of its officers, directors, employees or representatives for any damages suffered by the Consultant or any such officer, director, employee or representative as a result of the Consultant's gross negligence or unlawful or fraudulent conduct in performing the Services to be provided hereunder.

         The Consultant agrees to indemnify the Company against all federal, state, and local tax liability (including penalties and interest) which may result from any federal, state, or local tax audit (including, but not limited to, income, social security, disability, and unemployment taxes) that deems the Consultant, or any representative thereof, to be an employee rather than an independent contractor of the Company.

         16. AGREEMENT BINDING ON SUCCESSORS. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to expressly assume and agree in writing to perform this Agreement in the manner and to the same extent that the Company would be required to perform if no such succession had taken place. As used in the Agreement, "Company" shall mean the Company herein before defined and any successor to its business or assets aforementioned which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         17. ASSIGNMENT. The Company may not assign this Agreement, except to the acquiror of all or substantially all of the business assets of the Company; provided that such acquiror expressly assumes and agrees in writing to perform this Agreement as provided in Section 13 of this Agreement. The Consultant may not assign its rights or delegate its duties or obligations under this Agreement.

         18. NOTICE. Any notices or other communication required hereunder shall be in writing and shall be deemed to have been delivered or given (a) when hand delivered, (b) one (1) business day after being sent by fax (confirmed by mail) or sent by overnight courier, and (c) five (5) days after being mailed by registered or certified mail, postage prepaid, return receipt requested, to the party to whom such communication was given at the address set forth on page 1, which address may be changed by notice given in accordance with this Section.

         19. MISCELLANEOUS.

            19.1 Severability. If any provision of the Agreement shall be held to be invalid or unenforceable, in whole or in part, such invalid or unenforceability shall not affect the remaining provisions of this Agreement, which shall remain in full force and effect.

            19.2 No Oral Modification, Waiver, or Discharge. No provision to this Agreement may be modified, waived or discharged orally, but only by waiver, modification or discharge in writing signed by the Consultant and such officer as may be designated by the Board of Directors of the Company to execute such a waiver, modification or discharge.

            19.3 Invalid Provisions. Should any portion of this Agreement be adjudged or held to be invalid, unenforceable or void, the parties hereby agree that the portion deemed invalid, enforceable or void shall, if possible, be reduced in scope, or otherwise be stricken from this Agreement to the extent required for the purpose of validity and enforcement thereof.

            19.4 Entire Agreement. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof and shall supersede all previous contracts, arrangements or understandings, express or implied, between the Consultant and the Company with respect to the subject matter hereof.

            19.5 Execution in Counterparts. The parties may sign this Agreement in counterparts, all of which shall be considered one and the same instrument.

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

            19.6 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without application of its conflict of laws rules. The parties hereby submit to the exclusive jurisdiction and venue of the courts of the State of New Jersey or the United States District Court for the District of New Jersey for purposes of any legal action.

            19.7 Headings. The section headings herein are for convenience only and shall not affect the interpretation or construction of this Agreement.

            19.8 Further Assurances. Each party shall cooperate with and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.


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

         The parties hereby execute this Agreement as of the Effective Date.


       COMPANY:                                      CONSULTANT:

       BIGSTRING CORPORATION                         LIFELINE INDUSTRIES, INC.



   By:   /s/ Darin M. Myman                      By:    /s/ Robb Knie
       -------------------------------------         ---------------------------
 Name: Darin M. Myman                          Name: Robb Knie
Title: President and Chief Executive Officer  Title: President





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

                                                                      Appendix A

                                  WARRANT NO. 1

                                Dated May 2, 2006

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, ASSIGNED, HYPOTHECATED OR TRANSFERRED EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR (II) AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

                       WARRANT TO PURCHASE 225,000 SHARES
                             OF THE COMMON STOCK OF
                              BigString Corporation
                            (Void after May 2, 2011)

         This certifies that Lifeline Industries, Inc., or its assigns (each, individually, the "Holder"), for value received, shall be entitled to purchase from BIGSTRING CORPORATION, a Delaware corporation (the "Company"), having its principal place of business at 3 Harding Road, Suite F, Red Bank, New Jersey
07701, a maximum of 225,000 fully paid and non-assessable shares of the Company's common stock, par value $.0001 per share ("Common Stock"), for a purchase price equal to $0.48 per share (the "Exercise Price"), at any time, or from time to time, up to and including the earlier of (x) 5:00 p.m. Eastern time on May 2, 2011 and (y) immediately prior to any Organic Change (as defined in
Section 4.3) (the "Expiration Date"), upon the surrender to the Company at its principal place of business (or at such other location as the Company may advise the Holder in writing) of this Warrant, issued on May 2, 2006, and a properly endorsed form of subscription, substantially in the form attached hereto as Exhibit A (the "Subscription Form"), duly completed and signed, and, if
----------
applicable, upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant.

         This Warrant is subject to the following terms and conditions:

         1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

            1.1 General. This Warrant is exercisable at the option of the Holder at any time, or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which (a) this Warrant shall have been surrendered, properly endorsed,
(b) the
completed, executed Subscription Form is delivered, and (c) payment is made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised, and in any event, within fifteen (15) days of such exercise. In the event of a purchase of less than all of the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name(s) designated by such Holder.

            1.2 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the Market Price (as defined below) of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                X = Y (A-B)
                    -------
                       A

         Where X = the number of shares of Common Stock to be issued to the Holder

                                    Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                                    A = the Market Price of one share of the Company's Common Stock (at the date of such calculation)

                                    B = Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, "Market Price" means, as to the Common Stock, the average of the closing prices of such security's sales on all domestic securities markets on which such security may at the time be listed, or, if there have been no sales on any such securities market on any day, the average of the highest bid and lowest asked prices on all such securities markets at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted on the OTC Bulletin Board as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted on the OTC Bulletin Board, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization; in each such case averaged over a period of 20 trading days immediately preceding the day as of which "Market Price" is being determined. If at any time such security is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board or other domestic over-the-counter market, the "Market Price" shall be the fair value thereof as determined in good faith by a majority of the Company's Board of Directors (determined without giving effect to any discount for minority interest, any restrictions on transferability or any lack of liquidity of the Common Stock or to the fact that the Company has no class of equity registered under the Securities Act of 1933, as amended (the "Securities Act")), such fair value to be determined by reference to the price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell.

         2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed. The Company will not take any action which would result in any adjustment of the Exercise Price (as set forth in Section 4 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation, as may be amended from time to time (the "Company Charter").

         3. RESTRICTIVE LEGEND. Each certificate evidencing shares of Common Stock issued to the Holder following the exercise of this Warrant shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT
         PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO

         COUNSEL  TO  THE   ISSUER,   THAT  AN   EXEMPTION   FROM
         REGISTRATION UNDER SUCH ACT IS AVAILABLE.

         4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

            4.1 Subdivision or Combination of Stock. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

            4.2 Dividends in Common Stock, Other Stock, Property, Reclassification. If at any time, or from time to time, the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

               (b) any cash paid or payable otherwise than as a cash dividend, or

               (c) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 4.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he or she been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

            4.3 Notices of Change.

               (a) Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (b) The Company shall give written notice to the Holder at least five (5) Business Days (as hereinafter defined) prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions. "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New Jersey generally are authorized or required by law or other government actions to close.

               (c) The Company shall give written notice to the Holder at least fifteen (15) Business Days prior to the date on which the Company shall propose to effect any recapitalization, reclassification or reorganization of its capital stock, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets, or other similar transaction (an "Organic Change").

         5. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate upon this Warrant being exercised in a name other than that of the then Holder of this Warrant.

         6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock as provided for herein, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

         7. ASSIGNMENT. This Warrant may be sold, transferred, assigned or hypothecated by the Holder at any time, in whole or in part, subject to compliance with federal and state securities laws; provided, however, that if required by the Company, the Holder shall provide an opinion of counsel, which opinion shall be reasonably satisfactory to counsel to the Company, that the transfer, assignment or hypothecation qualifies for an exemption from registration under the Securities Act. Any division or assignment permitted of this Warrant shall be made by surrender by the Holder of this Warrant to the Company at its principal office with the Assignment Form attached as Exhibit B
                                                                       ---------
hereto duly executed, together with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver one or more new Warrants in the name of the assignees named in such instrument of assignment and the surrendered Warrant shall promptly be canceled; provided, however, that if less than all of the shares of Common Stock underlying this Warrant are assigned, the remainder of this Warrant will be evidenced by a new Warrant.

         8. FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

               (a) Charter and By-laws. The Company has made available to Holder true, complete and correct copies of the Company Charter and By-laws, as amended through the date hereof.

               (b) Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire the shares of Common Stock, have been duly authorized by all necessary corporate action on the part of the Company, and this Warrant is not inconsistent with the Company Charter or By-laws and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as otherwise limited by bankruptcy, insolvency, reorganization and other laws affecting creditors rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought.

               (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for any filing required by applicable federal and state securities laws, which filing will be effective by the time required thereby.

         9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         10. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one day after deposit with a nationally recognized overnight delivery service, to the Holder at its, his or her address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

         11. BINDING EFFECT ON SUCCESSORS. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

         12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New Jersey.

         13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of this Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer.

                                              BIGSTRING CORPORATION
                                              a Delaware corporation



                                     By:
                                           -------------------------------------
                                    Name:  Darin M. Myman
                                   Title:  President and Chief Executive Officer

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                                                    Date: ________________, 20__

BigString Corporation
3 Harding Road, Suite F
Red Bank, New Jersey  07024


Attn:  President

Ladies and Gentlemen:

|_| The undersigned hereby elects to exercise the warrant dated May 2, 2006 (the "Warrant") issued to it, him or her by BigString Corporation (the
         "Company"),          and         to         purchase         thereunder
         __________________________________  shares  of the  common  stock,  par value $.0001 per share, of the Company (the "Shares") at a purchase price of ___________________________________________ Dollars
         ($__________) per Share or an aggregate purchase price of __________________________________ Dollars ($__________) (the "Exercise
         Price").

|_|      The  undersigned  hereby  elects  to  convert   _______________________
         percent (____%) of the value of the Warrant pursuant to the provisions of Section 1.2 of the Warrant.

         Pursuant to the terms of the Warrant the undersigned has delivered the Exercise Price herewith in full in cash or by certified check or wire transfer.

                                                Very truly yours,


                                                --------------------------------
                                                          (Signature)




                                                --------------------------------
                                                         (Print Name)

                                    EXHIBIT B

                                 ASSIGNMENT FORM


         For value received, the undersigned hereby sells, assigns and transfers unto ____________, whose address is _________________ and social security or other identifying number is _______________, the warrant dated May 2, 2006 (the "Warrant") issued to it, him or her by BigString Corporation (the "Company") with respect to __________________ shares of BigString Corporation common stock, par value $.0001 per share ("Common Stock"), and hereby irrevocably constitutes and appoints the Secretary of BigString Corporation as its, his or her attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution. If said number of shares is less than all of the shares of Common Stock purchasable under the Warrant so assigned, the undersigned requests that a new Warrant representing the remaining shares underlying the Warrant be registered in the name of ________________, whose address is ___________________ and social security or other identifying number is __________________, and that such new Warrant be delivered to _____________________, whose address is _____________________.




Date:
     ------------------------                  ---------------------------------
                                                          (Signature)



                                               ---------------------------------
                                                         (Print Name)

                                                                      Appendix B

                                  WARRANT NO. 2

                                Dated May 2, 2006

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, ASSIGNED, HYPOTHECATED OR TRANSFERRED EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR (II) AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

                       WARRANT TO PURCHASE 225,000 SHARES
                             OF THE COMMON STOCK OF
                              BigString Corporation
                            (Void after May 2, 2011)

         This certifies that Lifeline Industries, Inc., or its assigns (each, individually, the "Holder"), for value received, shall be entitled to purchase from BIGSTRING CORPORATION, a Delaware corporation (the "Company"), having its principal place of business at 3 Harding Road, Suite F, Red Bank, New Jersey
07701, a maximum of 225,000 fully paid and non-assessable shares of the Company's common stock, par value $.0001 per share ("Common Stock"), for a purchase price equal to $1.00 per share (the "Exercise Price"), at any time, or from time to time, up to and including the earlier of (x) 5:00 p.m. Eastern time on May 2, 2011 and (y) immediately prior to any Organic Change (as defined in
Section 4.3) (the "Expiration Date"), upon the surrender to the Company at its principal place of business (or at such other location as the Company may advise the Holder in writing) of this Warrant, issued on May 2, 2006, and a properly endorsed form of subscription, substantially in the form attached hereto as Exhibit A (the "Subscription Form"), duly completed and signed, and, if
----------
applicable, upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant.

         This Warrant is subject to the following terms and conditions:

         1. Exercise; Issuance of Certificates; Payment for Shares.

            1.1 General. This Warrant is exercisable at the option of the Holder at any time, or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which (a) this Warrant shall have been surrendered, properly endorsed,
(b) the completed, executed Subscription Form is delivered, and (c) payment is made for such shares.

Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised, and in any event, within fifteen (15) days of such exercise. In the event of a purchase of less than all of the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name(s) designated by such Holder.

            1.2 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the Market Price (as defined below) of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                 X = Y (A-B)
                     -------
                       A

         Where X = the number of shares of Common Stock to be issued to the Holder

                                    Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                                    A = the Market Price of one share of the Company's Common Stock (at the date of such calculation)

                                    B = Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, "Market Price" means, as to the Common Stock, the average of the closing prices of such security's sales on all domestic securities markets on which such security may at the time be listed, or, if there have been no sales on any such securities market on any day, the average of the highest bid and lowest asked prices on all such securities markets at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted on the OTC Bulletin Board as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted on the OTC Bulletin Board, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization; in each such case averaged over a period of 20 trading days immediately preceding the day as of which "Market Price" is being determined. If at any time such security is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board or other domestic over-the-counter market, the "Market Price" shall be the fair value thereof as determined in good faith by a majority of the Company's Board of Directors (determined without giving effect to any discount for minority interest, any restrictions on transferability or any lack of liquidity of the Common Stock or to the fact that the Company has no class of equity registered under the Securities Act of 1933, as amended (the "Securities Act")), such fair value to be determined by reference to the price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell.

         2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed. The Company will not take any action which would result in any adjustment of the Exercise Price (as set forth in Section 4 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation, as may be amended from time to time (the "Company Charter").

         3. RESTRICTIVE LEGEND. Each certificate evidencing shares of Common Stock issued to the Holder following the exercise of this Warrant shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

         4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

            4.1 Subdivision or Combination of Stock. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

            4.2 Dividends in Common Stock, Other Stock, Property, Reclassification. If at any time, or from time to time, the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

               (b) any cash paid or payable otherwise than as a cash dividend, or

               (c) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 4.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he or she been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

            4.3 Notices of Change.

               (a) Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (b) The Company shall give written notice to the Holder at least five (5) Business Days (as hereinafter defined) prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

"Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New Jersey generally are authorized or required by law or other government actions to close.

               (c) The Company shall give written notice to the Holder at least fifteen (15) Business Days prior to the date on which the Company shall propose to effect any recapitalization, reclassification or reorganization of its capital stock, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets, or other similar transaction (an "Organic Change").

         5. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate upon this Warrant being exercised in a name other than that of the then Holder of this Warrant.

         6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock as provided for herein, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

         7. ASSIGNMENT. This Warrant may be sold, transferred, assigned or hypothecated by the Holder at any time, in whole or in part, subject to compliance with federal and state securities laws; provided, however, that if required by the Company, the Holder shall provide an opinion of counsel, which opinion shall be reasonably satisfactory to counsel to the Company, that the transfer, assignment or hypothecation qualifies for an exemption from registration under the Securities Act. Any division or assignment permitted of this Warrant shall be made by surrender by the Holder of this Warrant to the Company at its principal office with the Assignment Form attached as Exhibit B
                                                                       ---------
hereto duly executed, together with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver one or more new Warrants in the name of the assignees named in such instrument of assignment and the surrendered Warrant shall promptly be canceled; provided, however, that if less than all of the shares of Common Stock underlying this Warrant are assigned, the remainder of this Warrant will be evidenced by a new Warrant.

         8. FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

               (a) Charter and By-laws. The Company has made available to Holder true, complete and correct copies of the Company Charter and By-laws, as amended through the date hereof.

               (b) Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire the shares of Common Stock, have been duly authorized by all necessary corporate action on the part of the Company, and this Warrant is not inconsistent with the Company Charter or By-laws and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as otherwise limited by bankruptcy, insolvency, reorganization and other laws affecting creditors rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought.

               (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for any filing required by applicable federal and state securities laws, which filing will be effective by the time required thereby.

         9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         10. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one day after deposit with a nationally recognized overnight delivery service, to the Holder at its, his or her address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

         11. BINDING EFFECT ON SUCCESSORS. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

         12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New Jersey.

         13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of this Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer.

                                           BIGSTRING CORPORATION
                                           a Delaware corporation



                                     By:
                                           -------------------------------------
                                    Name:  Darin M. Myman
                                   Title:  President and Chief Executive Officer

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                                                   Date: _________________, 20__

BigString Corporation
3 Harding Road, Suite F
Red Bank, New Jersey  07701


Attn:  President

Ladies and Gentlemen:

|_| The undersigned hereby elects to exercise the warrant dated May 2, 2006 (the "Warrant") issued to it, him or her by BigString Corporation (the
         "Company"),          and         to         purchase         thereunder
         __________________________________  shares  of the  common  stock,  par value $.0001 per share, of the Company (the "Shares") at a purchase price of ___________________________________________ Dollars
         ($__________) per Share or an aggregate purchase price of __________________________________ Dollars ($__________) (the "Exercise
         Price").

|_|      The  undersigned  hereby  elects  to  convert   _______________________
         percent (____%) of the value of the Warrant pursuant to the provisions of Section 1.2 of the Warrant.

         Pursuant to the terms of the Warrant the undersigned has delivered the Exercise Price herewith in full in cash or by certified check or wire transfer.

                                                Very truly yours,


                                                --------------------------------
                                                          (Signature)




                                                --------------------------------
                                                         (Print Name)

                                    EXHIBIT B

                                 ASSIGNMENT FORM


         For value received, the undersigned hereby sells, assigns and transfers unto ____________, whose address is _________________ and social security or other identifying number is _______________, the warrant dated May 2, 2006 (the "Warrant") issued to it, him or her by BigString Corporation (the "Company") with respect to __________________ shares of BigString Corporation common stock, par value $.0001 per share ("Common Stock"), and hereby irrevocably constitutes and appoints the Secretary of BigString Corporation as its his or her attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution. If said number of shares is less than all of the shares of Common Stock purchasable under the Warrant so assigned, the undersigned requests that a new Warrant representing the remaining shares underlying the Warrant be registered in the name of ________________, whose address is ___________________ and social security or other identifying number is __________________, and that such new Warrant be delivered to _____________________, whose address is _____________________.


Date:
     ------------------------                  ---------------------------------
                                                          (Signature)



                                               ---------------------------------
                                                         (Print Name)